Exhibit 32.1

Registrant (Commission File Number 333-110029):

Broder Bros., Co.

401 E. Hunting Park Ave

Philadelphia, Pennsylvania 19124

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Broder Bros., Co. on Form 10-Q for the quarterly period ended March 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vincent Tyra, Chief Executive Officer of Broder Bros., Co., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Broder Bros., Co.

May 11, 2004

BRODER BROS., CO.

By:	/s/ VINCENT TYRA

Vincent Tyra President and Chief Executive Officer